UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 10, 2006

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2000 M63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

During the week ending October 13, 2006, the registrant commenced mailing a summary of the annual report for the Whirlpool 401(k) Plan for the 2005 plan year that ended December 31, 2005 to members of the Plan.  A copy of the annual report is attached hereto as Exhibit 99.1.

Item 9.01 — Financial Statements and Exhibits

99.1         Copy of annual report for the Whirlpool 401(k) Plan for the 2005 plan year

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: October 10, 2006	By:	/s/Robert T. Kenagy

Name: Robert T. Kenagy
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Copy of annual report for the Whirlpool 401(k) Plan for the 2005 plan year

Exhibit 99.1

SUMMARY ANNUAL REPORT

FOR WHIRLPOOL CORPORATION 401(K) PLAN

This is a summary of the annual report for the WHIRLPOOL CORPORATION 401(K) PLAN, EIN 38-1490038, Plan No. 001, for period January 1, 2005 through December 31, 2005.  The annual report has been filed with the Employee Benefits Security Administration, U.S. Department of Labor, as required under the Employee Retirement Income Security Act of 1974 (ERISA).

Basic Financial Statement

Benefits under the plan are provided through a trust fund.  Plan expenses were $70,284,305.  These expenses included $221,030 in administrative expenses, $69,186,932 in benefits paid to participants and beneficiaries, and $876,343 in other expenses.  A total of 28,322 persons were participants in or beneficiaries of the plan at the end of the plan year, although not all of these persons had yet earned the right to receive benefits.

The value of plan assets, after subtracting liabilities of the plan, was $1,027,881,496 as of December 31, 2005, compared to $920,831,383 as of January 1, 2005.  During the plan year the plan experienced an increase in its net assets of $107,050,113.  This increase includes unrealized appreciation and depreciation in the value of plan assets; that is, the difference between the value of the plan’s assets at the end of the year and the value of the assets at the beginning of the year or the cost of assets acquired during the year.  The plan had total income of $177,334,418 including employer contributions of $21,480,579, employee contributions of $63,532,018, realized gains of $2,176,762 from the sale of assets, and earnings from investments of $86,231,777.

Your Rights To Additional Information

You have the right to receive a copy of the full annual report, or any part thereof, on request.  The items listed below are included in that report:

1.                 an accountant’s report;

2.                 financial information and information on payments to service providers;

3.                 assets held for investment; and

4.                 information regarding any common or collective trusts, pooled separate accounts, master trusts or 103-12 investment entities in which the plan participates.

To obtain a copy of the full annual report, or any part thereof, write or call WHIRLPOOL CORPORATION, ADMINISTRATIVE CENTER, 2000 NORTH M-63, MAIL DROP 2804, BENTON HARBOR,  MI. (269) 923-2323.

You also have the right to receive from the plan administrator, on request and at no charge, a statement of the assets and liabilities of the plan and accompanying notes, or a statement of income and expenses of the plan and accompanying notes, or both.  If you request a copy of the full annual report from the plan administrator, these two statements and accompanying notes will be included as part of that report.

You also have the legally protected right to examine the annual report at the main office of the plan (WHIRLPOOL CORPORATION, ADMINISTRATIVE CENTER, 2000 NORTH M-63, MAIL DROP 2804, BENTON HARBOR, MI 49022) and at the U.S. Department of Labor in Washington, D.C., or to obtain a copy from the U.S. Department of Labor upon payment of copying costs.  Requests to the Department should be addressed to: Public Disclosure Room, Room N1513, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.